UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2026

ContextLogic Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56773	27-2930953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2648 International Blvd., Ste 301
Oakland, California		94601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 965-8476

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LOGC	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Purchase Agreement

On August 4, 2026, ContextLogic Holdings, LLC, a Delaware limited liability company (“Holdings”), of which ContextLogic Holdings Inc. (OTCQB: LOGC) (“ContextLogic,” or the “Company”) is the managing member, entered into a Stock Purchase Agreement (the “Purchase Agreement”) with EagleTree-Gaylord Management Investment, L.P., a Delaware limited partnership (“Seller”), EagleTree-Gaylord Holdings Corp., a Delaware corporation (the “Target Company”), and GCH Buyer, Inc., a Delaware corporation and indirect, wholly-owned subsidiary of Holdings (“Buyer”). The Purchase Agreement provides that, following satisfaction or waiver of certain conditions, Buyer will purchase from Seller all of the outstanding shares (other than certain rollover shares) of the Target Company (the “Transaction”) for $850 million in cash, subject to customary adjustments.

The consummation of the Transaction is subject to the satisfaction of certain customary closing conditions, including expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and the absence of certain legal restraints on completion of the transaction. Each of Buyer’s and Seller’s obligations to complete the Transaction are subject to certain customary conditions, including: (i) the accuracy of the representations and warranties of the other party, subject to applicable materiality or material adverse effect standards; (ii) compliance of the other party with its covenants in all material respects; (iii) the absence of a material adverse effect on the Target Company; and (iv) execution of certain ancillary agreements in accordance with the Purchase Agreement. The Purchase Agreement contains representations, warranties and other covenants made by each of Buyer and Seller that are customary for transactions of this nature.

The Purchase Agreement may be terminated prior to the consummation of the Transaction by the mutual written consent of Buyer and Seller and in certain other circumstances, including if closing has not occurred on or prior to May 1, 2027 (the “Outside Date”), subject to an automatic extension to June 30, 2027, as of the Outside Date, if HSR clearance has not yet been obtained and the other closing conditions have been satisfied or are capable of being satisfied at closing.

The foregoing description of the Purchase Agreement and the Transactions is only a summary of the material terms, does not purport to be complete, and is qualified in its entirety by reference to the Purchase Agreement, which is filed herewith as Exhibit 2.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein. It is not intended to provide any other factual information about Buyer, Seller, the Target Company, the Company, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Transaction. The Purchase Agreement contains representations, warranties and covenants that the parties made to each other as of the date of the Purchase Agreement or other specific dates. The representations, warranties, covenants and agreements contained in the Purchase Agreement, which were made only for purposes of the Purchase Agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Purchase Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Purchase Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Financing of the Transaction

In connection with its entry into the Purchase Agreement, Holdings obtained (i) equity financing commitments from certain investors, including BCP Special Opportunities Fund III Originations LP, Abrams Capital Partners I, L.P., Abrams Capital Partners II, L.P. and Whitecrest Partners, LP, for an aggregate of $870 million and (ii) a debt financing commitment led by Blackstone Credit & Insurance, comprising a $250 million term loan and a $25 million revolving credit facility, which will be used to finance the consideration due under the Purchase Agreement and related fees and expenses, subject to the terms and conditions set forth in the related equity and debt commitment letters.

A portion of the equity financing is expected to be provided by, and the equity financing commitments may be offset by, a proposed rights offering by the Company (the “Rights Offering”). The record date, subscription ratio, expiration date and other terms of the Rights Offering will be described in a registration statement, including a prospectus, to be filed with the SEC. Any offer of the subscription rights or the securities issuable upon exercise of the subscription rights will be made only by means of the prospectus forming part of the registration statement, once such registration statement is declared effective.

In addition, the Transaction includes a rollover of Target Company shares, directly or indirectly into Holdings equity, by MFR Holdings, L.L.C., an entity affiliated with the Target Company’s chief executive officer.

Item 2.02. Results of Operations and Financial Condition.

The Company has presented below certain preliminary estimated financial information as of and for the three months ended June 30, 2026 based on currently available information. The Company has not finalized its results for the periods presented below. The preliminary estimated financial information presented below as of and for the three months ended June 30, 2026 is unaudited. Neither the Company's independent accountants, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the preliminary second quarter financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information, and assume no responsibility for, and disclaim any association with, the preliminary second quarter financial information. These preliminary estimates should not be regarded as a representation by the Company as to its actual financial results for the periods presented below as of and for the three months ended June 30, 2026. The preliminary estimated financial information presented below is inherently uncertain, is subject to change as the Company completes its closing procedures and review, and the Company’s actual financial results may materially differ from such preliminary estimates.

Revenue: Preliminary estimated revenue for the three months ended June 30, 2026 was $33.6 million, essentially flat compared to $33.8 million for the three months ended June 30, 2025. We experienced lower sales volume in the quarter, partially offset by higher average sales prices. The average sales price for the three months ended June 30, 2026 was 7.7% higher than that of same period in the prior year, which generated approximately $2.4 million of additional revenue. Overall volume during the three months ended June 30, 2026 decreased 8.8 thousand tons, or 8.0%, compared with same period in 2025, resulting in an approximately $2.6 million reduction in revenue. The decrease in tons sold was primarily attributable to a planned maintenance shutdown in the second quarter of 2026 that was not performed in the prior year and transportation constraints related to limited trucking availability that limited shipments during the quarter.

Gross Profit: Gross profit for the three months ended June 30, 2026 was $12.5 million, a decrease of $1.2 million compared to the three months ended June 30, 2025. The decrease is primarily attributable to lower sales volumes and fixed cost absorption, offset by higher average sales prices. The Gross profit figures include $2.7 million and $3.2 million of non-cash depreciation in the three months ended June 30, 2026 and 2025 periods, respectively.

	Successor	Predecessor
	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025
	(in millions)	(in millions)
Net Sales	$33.6	$33.8
Gross Profit	12.5	13.7
Gross Margin	37%	41%

Item 7.01. Regulation FD Disclosure.

On August 5, 2026, ContextLogic issued a press release announcing the Transaction. A copy of the press release announcing the Transactions is furnished as Exhibit 99.1 hereto.

On August 5, 2026, ContextLogic, together with representatives from Seller and the Target Company, conducted an investor call and investor presentation to discuss the Transaction (the “Investor Presentation”). A copy of the investor presentation is furnished as Exhibit 99.2 and is incorporated by reference into this Item 7.01.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01. Other Events.

US Salt Parent Holdings LLC (“US Salt”) is conducting an investigation associated with a confirmed report of contaminant in a production lot of salt shipped in February 2026. Although not legally required to do so, US Salt has self-reported this matter to the U.S. Food and Drug Administration. US Salt has implemented additional measures to further reduce the risk of contamination, has enhanced in-process testing, and has retained third party consultants to support its root cause investigation and advise on best practices. There have been no reported adverse events associated with this matter. There also have been no positive tests of contamination detected in US Salt’s expanded testing of both its historic and current retained lots. It is possible that US Salt may issue a partial or full recall of one or more lots of its salt. Any recalls by US Salt or US Salt customers could have a material adverse effect on US Salt’s business and financial performance, including due to direct and indirect costs of a recall, the destruction of product inventory and production delays to investigate, identify, and address the underlying cause of a recall, liability to customers related to a recall, reduced sales of US Salt’s products, and adverse publicity that harms US Salt’s brand and reputation.

Forward-looking Statements

This communication includes forward-looking statements, including statements relating to the potential transaction, such as the expected funding and time period to consummate the potential transaction and the anticipated benefits of the potential transaction, the impact of the contaminant in US Salt’s lot of pharmaceutical salt and future recalls and preliminary estimates of certain financial information, including revenue and gross profit, for the three months ended June 30, 2026. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “predict,” “should,” “will,” “expect,” “potential,” “project,” “proposed,” “forecast,” “goal,” “target,” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC and the following: the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated; potential delays in consummating the potential transaction, including as a result of regulatory approvals; ContextLogic’s ability to integrate the operations of the Target Company’s business in a successful manner and in the expected time period; the possibility that any of the anticipated benefits of the potential transaction will not be realized or will not be realized on the anticipated terms and within the expected time period; the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement; risks that the anticipated tax treatment of the potential transaction is not obtained; unforeseen or unknown liabilities; customer, regulatory and other stakeholder approvals and support; unexpected future capital expenditures; potential litigation relating to the potential transaction that could be instituted against ContextLogic or its directors; the possibility that the potential transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement, pendency or completion of the potential transaction on the parties’ business relationships and business generally; risks that the potential transaction disrupts current plans and operations of ContextLogic and potential difficulties in employee retention and hiring as a result of the potential transaction, as well as the risk of disruption of ContextLogic’s or the Target Company’s management, including the diversion of management’s time and attention to completion of the potential transaction and integration matters, and business disruption during the pendency of, or following, the potential transaction; certain restrictions during the pendency of the potential transaction that may impact ContextLogic’s and the Target Company’s ability to pursue certain business opportunities or strategic transactions; negative effects of this announcement, and the pendency or completion of the potential transaction on the market price of ContextLogic’s common stock and/or operating results; rating agency actions and ContextLogic’s ability to access short- and long-term debt and equity markets on a timely and affordable basis; the risk that actual results of the Target Company’s business may differ materially from preliminary results; the cost and reputational impact caused by any US Salt product recalls; future financial performance; future liquidity and operating expenditures; financial condition and results of operations; the risk that the actual results for the quarter ended June 30, 2026 may differ materially from our preliminary estimates as a result of changes to assumptions and estimates, the completion of review of internal controls over financial reporting or other quarter-end and year-end procedures; and the risks described in Part I, Item 1A “Risk Factors” of ContextLogic’s Annual Report on Form 10-K for the year ended December 31, 2025 and in its subsequent filings with the SEC. All forward-looking statements set forth in this communication are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this communication speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1*	Stock Purchase Agreement, dated August 4, 2026, by and among ContextLogic Holdings, LLC, EagleTree-Gaylord Management Investment, L.P., EagleTree-Gaylord Holdings Corp. and GCH Buyer, Inc.
99.1	ContextLogic Press Release Announcing Transaction, dated August 5, 2026

99.2	Investor Presentation, dated August 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will provide a copy of such omitted materials to the SEC or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ContextLogic Holdings Inc.

Date:	August 5, 2026	By:	/s/ Mark Ward
Mark Ward President Principal Executive Officer